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                                                                      Exhibit 10


                                   Law Offices
                           DRINKER BIDDLE & REATH LLP
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496
                            Telephone: (215) 988-2700
                            Facsimile: (215) 988-2757


                                 March 27, 1998



The ARCH Fund, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

         Re:      The ARCH Fund, Inc. - Shares of Common Stock
                  --------------------------------------------


Ladies and Gentlemen:

         We have acted as counsel to The ARCH Fund, Inc., a Maryland corporation (the "Fund"), in connection with the registration by the Fund of its shares of common stock, par value $.001 per share, under the Securities Act of 1933, as amended.

         The Articles of Incorporation of the Fund authorize the issuance of twenty billion (20,000,000,000) shares of common stock. The Board of Directors of the Fund has the power to classify or reclassify any authorized shares of common stock into one or more classes of shares and to divide and classify shares of any class into one or more series of such class. Pursuant to such authority, the Board of Directors (i) has previously classified eleven billion nine hundred ninety million (11,900,000,000) of such authorized shares into nineteen classes (the "Classes"), each Class representing interests in a separate portfolio of investments (the "Portfolios"), and (ii) has classified each Class of shares into one or more of five series of shares, known as Trust Shares, Institutional Shares, S Shares, Investor A Shares and Investor B Shares (the "Series"). The Classes and Series are referred to herein as the "Shares". The Board has previously authorized the issuance of Shares to the public. Currently, the Fund is authorized to issue Shares of the following Classes and
Series:
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The ARCH Fund, Inc.
March 27, 1998
Page 2


         Portfolio                                       Authorized Shares
         ---------                                       -----------------

         Treasury Money Market
                  Trust Shares........................     1,000,000,000
                  Institutional Shares ...............       300,000,000
                  S Shares ...........................     2,000,000,000
                  Investor A Shares ..................       100,000,000
         Money Market
                  Trust Shares .......................     1,800,000,000
                  Institutional Shares ...............       300,000,000
                  S Shares ...........................     2,000,000,000
                  Investor A Shares ..................       550,000,000
                  Investor B Shares ..................        50,000,000
         Tax-Exempt Money Market
                  Trust Shares .......................       300,000,000
                  S Shares ...........................     2,000,000,000
                  Investor A Shares ..................        50,000,000
         U.S. Government Securities
                  Trust Shares .......................        15,000,000
                  Institutional Shares ...............        20,000,000
                  Investor A Shares ..................         5,000,000
                  Investor B Shares ..................        50,000,000
         Intermediate Corporate Bond
                  Trust Shares .......................        50,000,000
                  Institutional Shares ...............        25,000,000
                  Investor A Shares ..................        25,000,000
         Bond Index
                  Trust Shares .......................        50,000,000
                  Institutional Shares ...............        25,000,000
                  Investor A Shares ..................        25,000,000
         Government & Corporate Bond
                  Trust Shares .......................        50,000,000
                  Institutional Shares ...............        20,000,000
                  Investor A Shares ..................         5,000,000
                  Investor B Shares ..................        50,000,000
         Short-Intermediate Municipal
                  Trust Shares .......................        25,000,000
                  Investor A Shares ..................        25,000,000
         Missouri Tax-Exempt Bond
                  Trust Shares .......................        25,000,000
                  Investor A Shares ..................        25,000,000
                  Investor B Shares ..................        10,000,000
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The ARCH Fund, Inc.
March 27, 1998
Page 3


         Portfolio                                      Authorized Shares
         ---------                                      -----------------

         Kansas Tax-Exempt Bond
                  Trust Shares .......................     25,000,000
                  Investor A Shares ..................     25,000,000
                  Investor B Shares ..................     10,000,000
         National Municipal Bond
                  Trust Shares .......................     50,000,000
                  Investor A Shares ..................     25,000,000
                  Investor B Shares ..................     25,000,000
         Equity Income
                  Trust Shares .......................     50,000,000
                  Institutional Shares ...............     25,000,000
                  Investor A Shares ..................     25,000,000
                  Investor B Shares ..................     25,000,000
         Equity Index
                  Trust Shares .......................     50,000,000
                  Institutional Shares ...............     25,000,000
                  Investor A Shares ..................     25,000,000
         Growth & Income Equity
                  Trust Shares .......................     50,000,000
                  Institutional Shares ...............     20,000,000
                  Investor A Shares ..................      5,000,000
                  Investor B Shares ..................     50,000,000
         Growth Equity
                  Trust Shares .......................     50,000,000
                  Institutional Shares ...............     25,000,000
                  Investor A Shares ..................     25,000,000
                  Investor B Shares ..................     25,000,000
         Small Cap Equity
                  Trust Shares .......................     35,000,000
                  Institutional Shares ...............     20,000,000
                  Investor A Shares ..................      5,000,000
                  Investor B Shares ..................     50,000,000
         Small Cap Equity Index
                  Trust Shares .......................     50,000,000
                  Institutional Shares ...............     25,000,000
                  Investor A Shares ..................     25,000,000
         International Equity
                  Trust Shares .......................     10,000,000
                  Institutional Shares ...............     10,000,000
                  Investor A Shares ..................     10,000,000
                  Investor B Shares ..................     50,000,000
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The ARCH Fund, Inc.
March 27, 1998
Page 4


         Portfolio                                      Authorized Shares
         ---------                                      -----------------

         Balanced
                  Trust Shares .......................         15,000,000
                  Institutional Shares ...............         20,000,000
                  Investor A Shares ..................          5,000,000
                  Investor B Shares ..................         50,000,000
         Unclassified Shares .........................      8,010,000,000
                                                           --------------
                  Total ..............................     20,000,000,000

         We have reviewed the Fund's Articles of Incorporation, as amended and supplemented (the "Articles of Incorporation"), Restated and Amended By-Laws (the "By-Laws"), resolutions of its Board of Directors and shareholders, and such other legal and factual matters as we have deemed appropriate.

         This opinion is based exclusively on the Maryland General Corporation Law and the federal law of the United States of America.

         We have also assumed the following for this opinion:

         1. The Shares have been, and will continue to be, issued in accordance with the Fund's Articles of Incorporation and By-Laws and resolutions of the Fund's Board of Directors and shareholders relating to the creation, authorization and issuance of the Shares.

         2. The Shares have been, or will be, issued against consideration therefor as described in the Fund's prospectuses relating thereto, and such consideration was, or will have been, in each case at least equal to the applicable net asset value and the applicable par value.

         3. The number of outstanding Shares has not and will not exceed the number of Shares authorized for the particular Class or Series.

         On the basis of the foregoing, it is our opinion that (i) the Shares outstanding on the date hereof have been validly and legally issued and are fully paid and non-assessable by the Fund and (ii) any Shares issued and sold after the date hereof will be validly and legally issued, fully paid and non-assessable by the Fund.
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The ARCH Fund, Inc.
March 27, 1998
Page 5


         We hereby consent to the filing of this opinion as an exhibit to Post-Effective Amendment No. 44 to the Fund's Registration
Statement on Form N-1A.


                                           Very truly yours,


                                           /s/ Drinker Biddle & Reath LLP
                                           ------------------------------
                                           DRINKER BIDDLE & REATH LLP